UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Inhibitex, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PRINCIPAL STOCKHOLDERS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
COMPENSATION OF DIRECTORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
OTHER MATTERS

INHIBITEX, INC.
9005 Westside Parkway
Alpharetta, GA 30004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 4, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of Inhibitex, Inc. (“Inhibitex” or the “Company”), will be held at 9:00 a.m. local time on June 4, 2008 at Inhibitex’s corporate headquarters, 9005 Westside Parkway, Alpharetta, Georgia 30004 for the following purposes:

1. To elect three Class I directors of the Company to hold office until the 2011 Annual Meeting of Stockholders and until the election and qualification of their respective successors; and

2. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of record of the Company’s common stock, par value $0.001 per share, at the close of business on April 7, 2008 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, EVEN IF YOU PLAN TO ATTEND THE MEETING, FOLLOW THE INSTRUCTIONS FOR TELEPHONIC OR INTERNET VOTING ON THE NOTICE OF AVAILABILITY OF PROXY MATERIALS, OR PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, OR SO THAT YOUR SHARES WILL BE VOTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,

Russell H. Plumb
Chief Executive Officer and
Chief Financial Officer and Secretary

April 16, 2008

INHIBITEX, INC.
9005 Westside Parkway
Alpharetta, GA 30004

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Inhibitex, Inc. (“Inhibitex” or the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held on June 4, 2008 (the “Annual Meeting”). The purposes of the Annual Meeting are as follows:

1. To elect three Class I directors of Inhibitex, Inc. to hold office until the 2011 Annual Meeting of Stockholders and until the election and qualification of their respective successors; and

2. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

The Notice of Availability of Proxy Materials, Proxy Statement, Form of Electronic Proxy Card and the Annual Report are available at www.inhibitex.com. In accordance with rules and regulations recently adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of our proxy materials, including our Annual Report, to each stockholder of record, we may now furnish proxy materials, including our Annual Report, to our stockholders over the Internet. On or about April 21, 2008 we will send electronically a Notice of Availability of Proxy Materials to those stockholders that have previously signed up to receive their proxy materials on the Internet, or we will begin mailing the Notice of Availability of Proxy Materials to all other stockholders. If you received the Notice of Availability of Proxy Materials by internet or by mail, you will not automatically receive a printed copy of the proxy materials or our annual report.  Instead, the Notice of Availability of Proxy Materials instructs you as to how you can access, review and print all of the information contained in the proxy materials, including our Annual Report. The Notice of Availability of Proxy Materials also instructs you as to how you may submit your vote on the matters contained in Proxy Statement by internet, telephone, mail, or in person. If you received the Notice of Availability of Proxy Materials and would like to receive a printed copy of our proxy materials, including our Annual Report, you should follow the instructions for requesting such materials included in the Notice of Availability of Proxy Materials.

Stockholders Entitled to Vote

Stockholders of record at the close of business on April 7, 2008 are entitled to receive notice of the Annual Meeting and to vote their shares held on that date. As of that date, 42,791,779 shares of common stock were outstanding, each share being entitled to one vote. Stockholders do not have cumulative voting rights. The holders of a majority of the issued and outstanding shares of common stock of the Company entitled to vote at the meeting must be represented in person or by proxy at the Annual Meeting for there to be a quorum and for the meeting to be held.

Votes Required to Adopt Proposals

The three nominees receiving the highest number of affirmative votes will be elected as directors. Withheld votes do not affect whether a nominee has received sufficient votes to be elected. Broker non-votes have no effect on the outcome of the vote. However, broker non-votes will be counted as shares that are present for the purposes of determining the existence of a quorum at the Annual Meeting. Banks and brokers that have not received voting instructions from their clients may vote their client’s shares on the election of directors as this is a routine proposal.

Voting of Proxies

The Board solicits proxies to give each stockholder an opportunity to vote on the matter scheduled to come before the Annual Meeting and set forth in this Proxy Statement. Stockholders are urged to carefully read the material in this Proxy Statement, specify their choice on the matter by submitting their vote by telephone or internet, or marking the appropriate box on the enclosed proxy card, then sign, date and return the card in the enclosed, stamped envelope.

If a stockholder submits a proxy card but does not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by such proxy: (i) FOR the election as directors of the nominees of the Board named below, and (ii) in the discretion of the persons named as proxies, on any other proposal to properly come before the Annual Meeting, or any adjournment thereof.

You may revoke your proxy at any time before it is voted by written notice to the Secretary of the Company, by submission of a proxy bearing a later date, or by casting a ballot at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation and By-Laws provide for the Board of Directors to be divided into three classes: Class I, Class II and Class III, with the directors distributed among the three classes so that, as nearly as possible, each class consists of one-third of the total number of directors, with each class consisting of directors whose terms are to expire at successive annual meetings. Currently, the Board of Directors consists of nine members. As set forth in the Company’s Amended and Restated Certificate of Incorporation and By-Laws, the terms of office of the members of the Board of Directors are: Class I, whose term expires at the 2008 Annual Meeting of Stockholders; Class II, whose term expires at the 2009 Annual Meeting of Stockholders; and Class III, whose term expires at the 2010 Annual Meeting of Stockholders.

The Board of Directors based on the recommendation of the Nominating and Corporate Governance Committee has nominated M. James Barrett, Ph.D., Russell M. Medford, M.D., Ph.D., and A. Keith Willard for election as Class I directors of the Company. All of the nominees are existing directors of the Company.

Each of the nominees has consented to being named as a nominee for director of the Company and has agreed to serve if elected. If, for any reason, at the time of the election any of the nominees should become unavailable to accept election, it is intended that such proxy will be voted for the election, in such nominee’s place, of a substitute nominee recommended by the Board.

Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR DIRECTOR
CLASS I
(IF ELECTED, TERM EXPIRES IN 2011)

Name of Director	Age	Served as Director Since

M. James Barrett, Ph.D.	65	2002
Russell M. Medford, M.D., Ph.D.	53	1997
A. Keith Willard	67	2005

M. James Barrett, Ph.D. has served as a general partner of NEA Partners 10 Limited Partnership, the general partner of New Enterprise Associates 10 Limited Partnership, a venture capital fund, since August 2001. From January 1997 to August 2001, he served as Chairman and Chief Executive Officer of Sensors for Medicine and Science, Inc., a medical device company, which he founded in 1997. He continues to serve as the Chairman of its Board of Directors. Dr. Barrett also serves on the Boards of Directors of three publicly-held life science companies: Taragacept, Inc., Iomai Corporation, and YM Biosciences, Inc., as well as the following privately-held life science companies: Cardioxyl Pharmaceutical, GlycoMimetics, Inc., Nucleonics Inc., Peptimmune, Inc., Supernus Pharmaceuticals, Inc., CoGenesys, Inc. and Ruxton Pharmaceuticals. Dr. Barrett received a B.S. in Chemistry from Boston College, a Ph.D. in Biochemistry from the University of Tennessee and a M.B.A. from the University of Santa Clara.

Russell M. Medford, M.D., Ph.D. has served, since 1995, as President and Chief Executive Officer of AtheroGenics, Inc., a publicly-held pharmaceutical company, and has been a member of its board of directors. Dr. Medford serves on the Biotechnology Industry Organization’s (BIO) Board of Directors and BIO Emerging Companies Section Governing Body, and served as Chairman of the Georgia BioMedical Partnership from 2004 to 2007 and the Georgia Biotechnology Industry Organization Board of Directors. Dr. Medford was an Associate Professor of Medicine and Director of Molecular Cardiology at the Emory University School of Medicine, and currently holds the appointment of Adjunct Clinical Professor of Medicine. Dr. Medford received a B.A. from Cornell University, and a M.D. with Distinction and a Ph.D. in Molecular and Cell Biology from the Albert Einstein College of Medicine.

A. Keith Willard served from 1993 to 1999 as Chairman and Chief Executive Officer of Zeneca, Inc., a multinational pharmaceutical company. Prior to that, he served in several capacities with ICI Canada, including President and a member of its Board of Directors. He has been retired since October 1999. He received a B.A. in Sociology from Concordia University and is a graduate of the Advanced Executive Management Institute at McGill University.

DIRECTORS WHOSE TERM OF OFFICE WILL CONTINUE AFTER THE ANNUAL MEETING
CLASS II
(TERM EXPIRES AT THE 2009 ANNUAL MEETING OF STOCKHOLDERS)

Name of Nominee	Age	Served as Director Since

Robert A. Hamm	56	2005
Gabriele M. Cerrone	36	2007
Russell H. Plumb	49	2007

Robert A. Hamm has served as the Executive Vice President, Pharmaceutical Operations & Technology of Biogen Idec, Inc. since October 2007. Prior to that, Mr. Hamm served as the Senior Vice President of Biogen Idec, Neurology Strategic Business Unit from January 2006 and was also the Senior Vice President, Immunology Business Unit from 2002 to 2006. Prior thereto and since joining Biogen in 1994, Mr. Hamm had served in a variety of positions of increasing responsibility, including Senior Vice President, Europe, Africa, Canada and Middle East from October 2001 to November 2002; Vice President, Sales and Marketing of Biogen from October 2000 to October 2001; Vice President, Manufacturing from June 1999 to October 2000; and Director, Northern Europe and Distributors from November 1996 until June 1999. From 1987 to 1994, Mr. Hamm held a variety of management positions at Syntex Laboratories Corp., including Director of Operations and New Product Planning, and Manager of Materials, Logistics and Contract Manufacturing. Mr. Hamm received a B.A. in Psychology from St. Bonaventure University and a M.A. in Management Leadership from Central Michigan University.

Gabriele M. Cerrone is the managing partner of Panetta Partners Ltd., a Colorado limited partnership, which is a private investor in real estate and public and private companies engaged in biotechnology and other areas. Mr. Cerrone served as the Chairman of the Board of Directors of FermaVir Pharmaceuticals, Inc. from August 2005 until its acquisition by Inhibitex in September 2007. From March 1999 to January 2005, Mr. Cerrone served as a Senior Vice President of Investments of Oppenheimer & Co. Inc., a financial services firm. Prior to his affiliation with Oppenheimer & Co. Inc, Mr. Cerrone held the position of Managing Director of Investments at Barrington Capital, L.P., a merchant bank, from March 1998 and March 1999. Mr. Cerrone currently serves as Chairman of Board of Callisto Pharmaceuticals, Inc., a publicly-held biotechnology company.

Russell H. Plumb was appointed the President, Chief Executive Officer and Chief Financial Officer of Inhibitex on December 30, 2006 and served as Vice President, Finance and Administration and Chief Financial Officer from August 2000 through December 2006. From December 1999 to July 2000, Mr. Plumb served as Chief Financial Officer of Emory Vision, a healthcare company. From 1994 to November 1999, he served as Chief Financial Officer and Vice President, Finance of Serologicals Corporation, a publicly-held biopharmaceutical company. Mr. Plumb received both a Bachelor of Commerce and a M.B.A. from the University of Toronto. Mr. Plumb has received designations as a certified public accountant in Michigan and Georgia.

CLASS III
(TERM EXPIRES AT THE 2010 ANNUAL MEETING OF STOCKHOLDERS)

Name of Director	Age	Served as Director Since

Michael A. Henos	58	1997
Marc L. Preminger, FSA, MAAA	58	2003
Christopher McGuigan, M.Sc., Ph.D.	49	2007

Michael A. Henos has served as Chairman of the Board since April 2001. Mr. Henos also served as Chairman of the Board from July 1997 to January 2000. Since 1993, Mr. Henos has served as Managing General Partner of Alliance Technology Ventures, L.P., a venture capital firm. From 1991 to 2001, Mr. Henos served as a General Partner of Aspen Ventures, a venture capital partnership. He currently serves as Chairman of the Board of Directors of AtheroGenics, Inc., a publicly-held biopharmaceutical company. He is also a member of the Board of Directors of several privately-held biotechnology companies: Neuronyx, Inc., Genoptix, Inc., GlycoMimetics, Inc., and Sensys Medical, Inc. Mr. Henos received a B.S. in Economics and a M.B.A. in Finance from the University of California, Los Angeles.

Marc L. Preminger, FSA, MAAA, served in various capacities with CIGNA Corporation, a healthcare insurance company, from 1977 until his retirement in September 2002, the most recent of which was Senior Vice President and Chief Financial Officer of Cigna Healthcare. In 2004, he co-founded ACT II Ventures, LLC, a consulting firm. Mr. Preminger received a B.A. in Economics from Lafayette College and a Masters of Actuarial Science from Georgia State University.

Chris McGuigan, M.Sc., Ph.D., served as a member of the Board of Directors of FermaVir Pharmaceuticals, Inc. from August, 2005 until it was acquired by Inhibitex in September 2007. Since 1995, Dr. McGuigan has been Professor, Welsh School of Pharmacy, Chairman of Departmental Research Committee and Director of Research, Head of Medicinal Chemistry. He is also the Chemistry Editor for Antiviral Chemistry and Chemotherapy, a member of the Editorial Board Member for Journal of Medicinal Chemistry and is currently the President and Board member of the International Society for Antiviral Research. Dr. McGuigan received a B.S. and Ph.D. in Anticancer Drug Design from the University of Birmingham.

The Board recommends a vote FOR each of the nominees for director.

CORPORATE GOVERNANCE

Inhibitex’s by-laws provide that the number of members of the Board of Directors shall be determined from time to time by resolution of the directors. Inhibitex’s Board of Directors should neither be too small to maintain the needed expertise and independence, nor too large so as to be inefficient in functioning. The general expectation is that the Board will consist of between seven and twelve directors, although periodically the Board of Directors and the Nominating and Corporate Governance Committee will review the appropriate size and mix of the Board of Directors in light of Inhibitex’s needs.

Inhibitex’s Board of Directors has determined that Messrs. Hamm, Henos, Preminger, and Willard and Drs. Barrett, Medford and McGuigan are independent under the standards of independence applicable to companies traded on the NASDAQ Global Market (“Nasdaq”). In addition, as required by Nasdaq, Inhibitex’s Board of Directors has made a subjective determination as to each independent director that no relationships exists which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. However, members of the Board of Directors have recused themselves, and the Board of Directors reserves the right to continue to have the right to seek the recusal of any member of the Board of Directors from particular discussion and deliberation in respect of any particular issue in which a director perceives there may be conflict of interest.

During 2007, Inhibitex’s Board of Directors met eight times. Each member of the Inhibitex Board of Directors attended more than 75% of the aggregate number of meetings of the Board of Directors and the committee or committees on which he served. Directors are encouraged to attend Inhibitex’s Annual Meeting of Stockholders and all directors attended the 2007 Annual Meeting of Stockholders.

The committees of Inhibitex’s Board of Directors consist of an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which has the composition and responsibilities as described below. The Board may also establish other committees from time to time to assist in the discharge of its responsibilities.

Audit Committee.  The Audit Committee oversees Inhibitex’s corporate accounting and financial reporting. Among other things, the Audit Committee determines the engagement of and approves fees paid to the Company’s independent registered public accounting firm; monitors the qualifications, independence activities and performance of the Company’s independent registered public accounting firm; approves the retention of the Company’s independent registered public accounting firm to perform any proposed and permissible non-audit services; reviews the Company’s financial statements and critical accounting estimates; and discusses with management and the Company’s independent registered public accounting firm the results of the annual audit and the reviews of Inhibitex’s quarterly financial statements. The Audit Committee also reviews the effectiveness of internal controls and the adequacy of Inhibitex’s disclosure controls and procedures. In addition, the Audit Committee maintains procedures for the receipt of employee complaints and submissions of concerns regarding accounting or auditing matters. The members of Inhibitex’s Audit Committee are Mr. Preminger, Chairman, Dr. Medford and Mr. Hamm. The Board of Directors of Inhibitex has determined that Mr. Preminger is the Audit Committee Financial Expert under the U.S. Securities and Exchange Commission (the “SEC”) rule implementing Section 407 of the Sarbanes-Oxley Act of 2002. The composition of Inhibitex’s Audit Committee meets the standards for independence under the current applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq rules and SEC rules and regulations. Inhibitex’s Audit Committee met six times during fiscal year 2007.

Compensation Committee.  Inhibitex’s Compensation Committee establishes, amends, reviews and approves the compensation and benefit plans with respect to officers and employees, including determining individual elements of total compensation of the Chief Executive Officer and other executive officers, and reviewing the performance of Inhibitex and its executive officers with respect to these elements of compensation. The Compensation Committee also determines annual retainer, meeting fees, equity awards and other compensation for members of the Board of Directors and administers the issuance of stock options and other awards under Inhibitex’s equity incentive plans. The members of the Compensation Committee are Mr. Henos, Chairman, Dr. Barrett and Mr. Hamm. The composition of Inhibitex’s Compensation Committee meets the standards for independence under the current applicable requirements of the Nasdaq rules and regulations. Inhibitex’s Compensation Committee met six times during fiscal year 2007.

Nominating and Corporate Governance Committee.  Inhibitex’s Nominating and Corporate Governance Committee develops and recommends to Inhibitex’s Board of Directors corporate governance principles and procedures applicable to Inhibitex contained in Inhibitex’s Corporate Governance Guidelines or otherwise adopted by the Board of Directors of Inhibitex, recommends the director nominees for each annual meeting of Inhibitex stockholders and ensures that the Audit, Compensation and Nominating and Corporate Governance Committees of the Board of Directors shall have the benefit of qualified and experienced independent directors. The members of Inhibitex’s Nominating and Corporate Governance Committee are Mr. Willard, Chairman, and Drs. Barrett and Medford. The composition of Inhibitex’s Nominating and Corporate Governance Committee meets the standards for independence under the current applicable requirements of the Nasdaq rules and regulations. Inhibitex’s Nominating and Corporate Governance Committee met one time during fiscal year 2007.

Inhibitex’s Nominating and Corporate Governance Committee does not maintain any specific minimum qualifications that must be met for director candidates. However, Inhibitex’s Board of Directors believes that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company’s stockholders. Each director must also be able to dedicate the time and resources sufficient to ensure the diligent performance of his or her duties. Further, Inhibitex’s Board of Directors is intended to encompass a range of talents, experience, skills, diversity, and expertise (particularly in the areas of accounting and finance, management, domestic and international markets, leadership and corporate governance, and biotechnology and related industries) sufficient to provide sound and prudent guidance with respect to the operations and interests of Inhibitex and its stockholders.

Inhibitex’s Nominating and Corporate Governance Committee considers persons for nomination for election to the Board of Directors of Inhibitex from any source, including stockholder recommendations. Inhibitex’s Nominating and Corporate Governance Committee does not evaluate candidates differently based on who has made the recommendation. Consideration of nominee candidates typically involves a series of internal discussions, a review of information concerning candidates, and interviews with selected candidates. Under its charter, Inhibitex’s Nominating and Corporate Governance Committee has the authority to engage consultants or search firms to assist in the process of identifying and evaluating candidates, however, Inhibitex’s Nominating and Corporate Governance Committee did not utilize such consultants or firms in 2007. Inhibitex’s Nominating and Corporate Governance Committee will consider stockholder recommendations for directors sent to Inhibitex’s Nominating and Corporate Governance Committee, Inhibitex, Inc., 9005 Westside Parkway, Alpharetta, Georgia 30004, Attention: Secretary. Any recommendation from a stockholder should include the name, background and qualifications of such candidate and should be accompanied by evidence of such stockholder’s ownership of Inhibitex’s common stock.

The current charters of Inhibitex’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are posted on Inhibitex’s website at www.inhibitex.com.

Stockholder Communications

Inhibitex does not have a formal procedure for stockholder communication with its Board of Directors. Stockholders who wish to contact the Board of Directors, a committee of the Board of Directors or an individual director, should send their correspondence to Inhibitex, Inc., 9005 Westside Parkway, Alpharetta, Georgia 30004, Attention: Board of Directors. Any such communication should specify the applicable addressee or addressees to be contacted, as well as the general topic of the communication. Inhibitex will initially receive and process communications before forwarding them to the addressee. Inhibitex generally will not forward a stockholder communication to its directors that it determines to be primarily commercial in nature or may be abusive, threatening or otherwise inappropriate.

Code of Ethics

Inhibitex has adopted a code of ethics that applies to all of its officers, directors and employees. Inhibitex has posted a copy of its code of ethics, and intends to post amendments to this code, on its website at www.inhibitex.com as required under SEC rules and regulations. Inhibitex intends to file a Form 8-K to the extent required by SEC rules and regulations and Nasdaq rules for waivers of the code of ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Inhibitex to file reports of ownership and changes in ownership of Inhibitex common stock with the Securities and Exchange Commission, with a copy delivered to Inhibitex. Based on a review of the Section 16(a) reports furnished to Inhibitex and written representations from the executive officers and directors, Inhibitex believes that its officers and directors complied on a timely basis with reporting requirements applicable to them for transactions during 2007, except with respect to the issuance of stock options to Drs. Sullivan and Medford and Messrs. Brooks, Hamm, Henos, Johnston, Preminger, and Willard, directors of Inhibitex, on February 1, 2007 with respect to which reports on Form 4 were filed on February 15, 2007.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to Inhibitex with respect to the beneficial ownership of common stock as of February 29, 2008 (except as indicated below), by:

•	each person or group of affiliated persons known to be the beneficial owner of more than 5% of the Company’s common stock and not otherwise represented on the Board of Directors (with respect to such stockholders, information is presented as of December 31, 2007);

•	each of the directors and nominees;

•	each of the Named Executive Officers; and

•	all directors and executive officers as a group.

The column entitled “Percentage of Shares of Common Stock Beneficially Owned” is based on 42,791,779 shares of common stock outstanding, assuming no further exercises of outstanding options or warrants. Ownership is based upon information provided by each respective officer and director, Forms 4, Schedules 13G and other public documents filed with the Securities and Exchange Commission for some of the stockholders.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate beneficial ownership for any other purpose. For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after February 29, 2008 are included for that person or group, but not the stock options or warrants of any other person or group.

Except as otherwise noted, the persons or entities in this table have sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable.

		Percentage of
		Shares of
		Common Stock
		Beneficially
Beneficially Owned	Shares Held	Owned

5% or greater stockholders:
Entities affiliated with New Enterprise Associates(1)	7,317,286	16.8
Panetta Partners, Ltd.(2)	2,985,675	6.8
T. Rowe Price Small-Cap Value Fund Inc.(3)	2,756,600	6.4
QVT Financial L.P.(4)	2,732,600	6.4
Named Executive Officers and Directors:
Joseph M. Patti, M.S.P.H., Ph.D.(5)	375,136	*
Russell H. Plumb(6)	409,633	*
M. James Barrett, Ph.D.(7)	7,338,286	16.8
Gabriele M. Cerrone(8)	3,025,275	6.9
Robert A. Hamm(9)	28,334	*
Michael A. Henos(10)	3,086,768	7.2
Chris McGuigan, Ph.D.(11)	605,550	1.4
Russell M. Medford, M.D., Ph.D.(12)	46,964	*
Marc L. Preminger(13)	39,695	*
A. Keith Willard(14)	28,334	*
All current executive officers and directors as a group (10 persons)(15)	14,983,975	32.9

*	Represents beneficial ownership of less than one percent of the Company’s common stock.

(1)	Consists of 5,140,482 shares of common stock and 414,693 shares issuable under warrants beneficially owned by New Enterprise Associates 10, Limited Partnership and 1,355,470 shares and 406,641 shares issuable under warrants beneficially owned by New Enterprise Associates 11, Limited Partnership. NEA Partners 10, Limited Partnership is the general partner of New Enterprise Associates 10, Limited Partnership. NEA 11 GP, L.L.C. is the general partner of NEA Partners 11, Limited Partnership which is the sole general partner of New Enterprise Associates 11, Limited Partnership. Each of Stewart Alsop, M. James Barrett, Peter J. Barris, Nancy L. Dorman, C. Richard Kramlich, Thomas C. McConnell, Peter T. Morris, Charles W. Newhall III, Mark W. Perry, Scott D. Sandell and Eugene A. Trainor III, as a general partner of NEA Partners 10, Limited Partnership and as a manager of NEA 11 GP, L.L.C. may be deemed to have shared voting and dispositive power over the shares held by New Enterprise Associates 10, Limited Partnership and New Enterprise Associates 11, Limited Partnership, and disclaims beneficial ownership of these shares except to the extent of his or her pecuniary interest therein. Each of New Enterprise Associates 10, Limited Partnership, and New Enterprise Associates 11, Limited Partnership is located at 1119 St. Paul Street, Baltimore, Maryland 21202.

(2)	Consists of 2,102,100 shares of common stock and 883,575 shares issuable upon the exercise of outstanding warrants. Mr. Cerrone is the sole managing partner of Panetta Partners, Ltd. and in such capacity exercises voting and dispositive control over securities owned by Panetta Partners, Ltd., despite him having only a small pecuniary interest in such securities.

(3)	Represents 2,756,600 shares beneficially owned by T. Rowe Price Associates, Inc. (“T. Rowe Price Associates”). T. Rowe Associates serves as investment adviser with power to direct investments and/or sole power to vote the shares owned by T. Rowe Price Small-Cap Value Fund, Inc., as well as shares owned by certain other individual and institutional investors. T. Rowe Price Associates may be deemed to be the beneficial owner of all of the shares listed above; however, T. Rowe Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price Associates is a wholly owned subsidiary of T. Rowe Price Group, Inc., which is a publicly traded financial services holding corporation, is located at 100 E. Pratt Street, Baltimore, MD 21202.

(4)	Represents 2,732,600 shares beneficially owned by QVT Financial LP, a Delaware limited partnership (“QVT Financial”), its general partner, QVT Financial GP LLC, a Delaware limited liability company, QVT Fund LP, a Cayman Islands limited partnership (the “Fund”), and its general partner, QVT Associates GP LLC, a Delaware limited liability company. The principal executive offices of QVT Financial, QVT Financial GP LLC and QVT Associates GP LLC are located at 1177 Avenue of the Americas, 9th Floor, New York, New York 10036. Fund’s registered address is c/o Walkers SPV, Walkers House, P.O. Box 908GT, Mary Street, George Town, Grand Cayman, Cayman Islands. Daniel Gold, Lars Bader, Nicholas Brumm and Tracy Fu are the managing members of QVT Financial GP LLC and QVT Associates GP LLC.

(5)	Consists of 86,095 shares of common stock, 51,494 restricted stock units and 237,547 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(6)	Consists of 67,526 shares of common stock, 188,134 restricted stock units and 153,973 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(7)	Includes 21,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008. Dr. Barrett is a general partner of NEA Partners 10, Limited Partnership, the general partner of New Enterprise Associates 10, Limited Partnership and a manager of NEA 11 GP, L.L.C. the general partner of NEA Partners 11, Limited Partnership, the general partner of New Enterprise Associates 11, Limited Partnership. In such capacities, he may be deemed to have voting and dispositive power with respect to the 5,140,482 shares and 414,693 shares issuable under warrants beneficially owned by New Enterprise Associates 10, Limited Partnership and the 1,355,470 shares and 406,641 shares issuable under warrants beneficially owned by New Enterprise Associates 11, Limited Partnership. Dr. Barrett disclaims beneficial ownership of the shares held by each of New Enterprise Associates 10, Limited Partnership and New Enterprise Associates 11, Limited Partnership, except to the extent of his proportionate pecuniary interest therein.

(8)	Includes 39,600 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008 owned by Mr. Cerrone, and includes 2,102,100 shares of common stock and 883,575 shares issuable upon the exercise of outstanding warrants beneficially owned by Panetta Partners, Ltd.

Mr. Cerrone is the sole managing partner of Panetta Partners, Ltd. and in such capacity exercises voting and dispositive control over securities owned by Panetta Partners, Ltd., despite him having only a small pecuniary interest in such securities.

(9)	Represents 28,334 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(10)	Includes 12,158 shares of common stock and 54,000 shares issuable upon the exercise of stock options exercisable within 60 days of February 20, 2008 owned by Mr. Henos. Also includes 44,000 shares of common stock and 13,200 shares which may be obtained upon the exercise of outstanding warrants owned by Mrs. Henos. In addition, Mr. Henos is a managing general partner of Alliance Technology Ventures, L.P., ATV/GP Parallel Fund, L.P. and ATV/MJF Parallel Fund, L.P., a manager of Alliance Associates II, L.L.C., the general partner of Alliance Technology Ventures II, L.P. and ATV II Affiliates Fund, L.P. and a manager of ATV III Partners, L.L.C., the general partner of Alliance Technology Ventures III, L.P. and ATV III Affiliates Fund, L.P. In such capacity, he may be deemed to have voting and dispositive power with respect to the 642,480 shares beneficially owned by Alliance Technology Ventures, L.P.; 178,024 shares beneficially owned by ATV/GP Parallel Fund, L.P.; 48,689 shares beneficially owned by ATV/ MJF Parallel Fund, L.P.; 736,771 shares and 15,996 shares issuable under warrants beneficially owned by Alliance Technology Ventures II, L.P.; 1,230,460 shares and 74,471 shares issuable under warrants beneficially owned by Alliance Technology Ventures III, L.P.; 21,578 shares and 495 shares issuable under warrants beneficially owned by ATV II Affiliates Fund, L.P.; and 13,323 shares and 1,123 shares issuable under warrants beneficially owned by ATV III Affiliates Fund, L.P. Mr. Henos disclaims beneficial ownership of the shares held by this fund, except to the extent of his proportionate pecuniary interest therein.

(11)	Consists of 565,950 shares of common stock and 39,600 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(12)	Represents 46,964 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(13)	Consists of 1,500 shares of common stock and 38,195 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(14)	Represents 28,334 shares issuable upon the exercise of stock options exercisable within 60 days of February 29, 2008.

(15)	Consists of 12,246,605 shares of common stock, 239,628 restricted stock units, 1,810,194 shares issuable under warrants and 687,547 shares issuable upon the exercise of stock options.

EXECUTIVE OFFICERS

The following table sets forth information concerning the current executive officers of the Company:

Name	Age	Position

Russell H. Plumb	49	Chief Executive Officer, Chief Financial Officer; Director, Treasurer and Secretary
Joseph M. Patti, M.S.P.H., Ph.D.	43	Senior Vice President, Research and Development and Chief Scientific Officer
Geoffrey W. Henson, Ph.D.	61	Senior Vice President of Drug Development

Russell H. Plumb was appointed as Inhibitex’s President, Chief Executive Officer and Chief Financial Officer on December 30, 2006 and prior to that served as Vice President, Finance and Administration and Chief Financial Officer from August 2000 through December 2006. From December 1999 to July 2000, Mr. Plumb served as Chief Financial Officer of Emory Vision, a healthcare company. From 1994 to November 1999, he served as Chief Financial Officer and Vice President, Finance of Serologicals Corporation, a publicly-held biopharmaceutical company. Mr. Plumb received both a Bachelor of Commerce and a M.B.A. from the University of Toronto. Mr. Plumb has received designations as a certified public accountant in Michigan and Georgia.

Joseph M. Patti, M.S.P.H., Ph.D. is a co-founder of Inhibitex, Inc. and has served as the Chief Scientific Officer and Senior Vice President of Research and Development since 2007 and prior to that served as the Company’s Vice President, Preclinical Development and Chief Scientific Officer from 1998 to 2007 and Vice President of Research and Development from 2005 to 2007. From 1994 to 1998, Dr. Patti was an Assistant Professor at Texas A&M’s Institute of Biosciences and Technology. From 1996 to 1998, he also served on the faculty at the University of Texas Health Science Center Graduate School of Biomedical Sciences. He currently holds an adjunct faculty position in the biology department at Georgia State University. Dr. Patti received a B.S. in Microbiology from the University of Pittsburgh, an M.S.P.H. from the University of Miami, School of Medicine and a Ph.D. in Biochemistry from the University of Alabama at Birmingham.

Geoffrey W. Henson, Ph.D. has served as Senior Vice President, Drug Development, of Inhibitex, since the acquisition of FermaVir Pharmaceuticals, Inc. in September 2007. Dr. Henson was previously President, Chief Executive Officer, Secretary and a director of FermaVir from August 2005 to September 2007. From 2003 to March 2005, Dr. Henson was a pharmaceutical consultant. He was a co-founder of AnorMED, a Canadian biopharmaceutical company, where he was employed in various management capacities from 1996-2003, most recently as COO. Prior to co-founding AnorMED, he held a number of management and scientific positions in the Biomedical Research Group at Johnson Matthey from 1985-1996. From 1982-1985, Dr Henson was a researcher and member of the Basel Institute for Immunology in Basel, Switzerland. Dr. Henson obtained his M.S. and Ph.D. in Biochemistry from New Mexico State University, and B.S. in Chemistry from Dickinson College.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the fiscal year ended December 31, 2007 concerning compensation of (i) the individual serving as Inhibitex’s principal executive officer and principal financial officer during 2007 and (ii) Inhibitex’s other most highly compensated executive officer who was serving as an executive officer as of December 31, 2007, and (iii) one additional individual for whom disclosure would have been required to be provided, but the fact he was not serving as an executive officer as of December 31, 2007.

SUMMARY COMPENSATION TABLE

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)	($)(3)		($)

Russell H. Plumb,	2007	350,000	—	338,662	163,936	134,000	11,805		998,403
President and Chief	2006	239,500	—	67,347	121,688	39,500	12,793		480,828
Executive Officer and Chief Financial Officer(4)
Joseph M. Patti, M.S.P.H., Ph.D.,	2007	242,562	—	104,102	161,474	77,000	11,524		596,662
Senior Vice President, Research	2006	239,500	—	120,029	174,576	39,500	15,849		589,454
and Development and Chief Scientific Officer
Samuel Michini,	2007	118,450	—	50,814	118,219	—	323,353	(6)	610,836
Vice President,	2006	236,900	—	12,386	118,219	—	11,412		378,917
Sales and Marketing(5)

(1)	The amounts shown in this column represent the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for restricted stock units granted in 2007 and un-vested restricted stock units in prior years in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R), but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in “Note 13, Share-Based Award Plans”, a footnote to Inhibitex’s audited financial statements for the fiscal year ended December 31, 2007.

(2)	The amounts shown in this column represent the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for stock options granted in 2007 and un-vested stock options in prior years in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R), but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in “Note 13, Share-Based Award Plans”, a footnote to Inhibitex’s audited financial statements for the fiscal year ended December 31, 2007.

(3)	Other compensation generally includes supplemental executive physical examinations, life and long-term disability insurance paid for by Inhibitex on the employees’ behalf as well as Inhibitex’s matching contributions to the executive’s 401(k) match in conjunction with the Company plan.

(4)	Mr. Plumb was appointed President and Chief Executive Officer, in addition to his existing position as Chief Financial Officer on December 30, 2006. On January 19, 2007, he entered into an Employment Agreement with Inhibitex, effective as of December 30, 2006, which provides him a salary of $350,000 per year and pursuant to which he was granted 280,000 shares of restricted stock that vest over two years.

(5)	Mr. Michini served as Inhibitex’s Vice President, Sales and Marketing until June 30, 2007. The amount shown under “Salary” represents base salary paid to Mr. Michini as Vice President, Sales and Marketing until such time.

(6)	Pursuant to Mr. Michini’s employment and severance agreements, the following amounts were paid on July 15, 2007 in connection with his termination, effective as of June 30, 2007: (A) lump sum payment of $291,900; and (B) a payout of his economic benefits of $20,000.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth for each of Inhibitex’s named executive officers certain information regarding unexercised options and shares of restricted stock that had not vested as of December 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards						Stock Awards
									Market
	Number of	Number of		Number of					Value of
	Securities	Securities		Securities			Number of		Shares or
	Underlying	Underlying		Underlying			Shares or		Units of
	Unexercised	Unexercised		Unexercised			Units of		Stock That
	Options	Options		Unearned	Option	Option	Stock That		Have Not
	(#)	(#)		(#)	Exercise	Expiration	Have Not		Vested ($)
Name	Exercisable	Unexercisable		Options	Price ($)	Date	Vested (#)		(1)

Russell H. Plumb,	10,504	—		—	$0.68	08/14/10	—		—
President, Chief Executive	2,627	—		—	$0.68	01/01/11	—		—
Officer and Chief Financial	33,614	—		—	$1.90	02/12/08	—		—
Officer	12,606	—		—	$1.90	04/23/08	—		—
	14,706	—		—	$1.90	04/17/09	—		—
	11,030	3,676	(2)	—	$9.38	04/30/10	—		—
	35,000	35,000	(3)	—	$9.07	02/02/11	—		—
	25,000	25,000	(4)	—	$2.05	04/24/12	—		—
	—	775,000	(5)	—	$1.445	09/19/2017	—		—
	—	—		—			328,134	(6)	$255,945
Joseph M. Patti M.S.P.H., Ph.D.,	22,655	—		—	$0.29	05/01/10	—		—
Senior Vice President,	12,606	—		—	$0.68	01/01/11	—		—
Research Development and	42,017	—		—	$1.90	02/12/08	—		—
Chief Scientific Officer	42,017	—		—	$1.90	04/23/08	—		—
	42,017	—		—	$1.90	04/17/09	—		—
	13,877	5,030	(2)	—	$9.38	04/30/10	—		—
	46,250	46,250	(3)	—	$9.07	02/02/11	—		—
	17,500	17,500	(4)	—	$2.05	04/24/12	—		—
	—	300,000	(5)	—	$1.445	09/19/17	—		—
	—	—		—			51,494	(4)	$40,165
Samuel Michini,	—	—		—	—	—	—		—
Vice President, Sales and Marketing

(1)	Based on the closing market price of Inhibitex common stock on December 31, 2007.

(2)	Vest on April 30, 2008.

(3)	Vest with respect to 50% of the shares on February 2, 2008 and 2009.

(4)	Vest on April 24, 2008.

(5)	Vest with respect to 25% of the shares on September 19, 2008, 2009, 2010 and 2011.

(6)	Vest with respect to 48,134 shares on April 24, 2008 and 140,000 shares on January 1, 2008 and 2009.

Employment Agreements

Russell H. Plumb.  Effective December 30, 2006, Inhibitex entered into an employment agreement with Russell H. Plumb, its President, Chief Executive Officer and Chief Financial Officer. The agreement has an initial term of one year and automatically renews on its anniversary date for an additional one-year term unless employment is terminated in accordance with the agreement. The agreement provides for an annual base salary of $350,000, subject to annual increases as approved by Inhibitex’s Compensation Committee, and health and insurance benefits. Mr. Plumb is also eligible for bonus and incentive compensation (including equity-based awards) as established by the Compensation Committee, with a target bonus of up to 50% of base salary. Pursuant to the agreement, Mr. Plumb received 280,000 shares of restricted stock, which vest over a two year term ending January 2009.

Under the agreement, Inhibitex or Mr. Plumb may terminate his employment at any time. If Inhibitex terminates Mr. Plumb without cause, or he resigns for good reason, he will be entitled, subject to execution of a release in favor of Inhibitex, to receive severance payments representing 18 months of base salary, cash incentive bonus and health and insurance benefits. In addition, if within one year after a change in control of Inhibitex (or in contemplation of a change in control that is reasonably likely to occur), Mr. Plumb is involuntarily terminated for any reason other than cause, or resigns for good reason, he will be entitled, subject to his execution of a release in favor of Inhibitex, to receive severance payments totaling 24 months of base salary, cash incentive bonus and health and insurance benefits. In addition, vesting of restricted stock and stock options to purchase shares of common stock held by Mr. Plumb would accelerate upon a change in control.

While employed by Inhibitex and for a period equal to the greater of one year or the severance period, Mr. Plumb has agreed that he shall not directly or indirectly in the United States (i) render substantially similar services to any person or entity which competes with Inhibitex; (ii) solicit for employment any person who was employed by it; or (iii) call on or solicit any of Inhibitex’s customers or potential customers with which Inhibitex had previous negotiations.

Other Named Executive Officer Employment Agreements.  On February 24, 2004, Inhibitex entered into employment agreement with Dr. Patti and on December 7, 2005, Inhibitex entered into an employment agreement with Mr. Michini. Dr. Patti’s and Mr. Michini’s agreement was amended and restated as of February 26, 2007. Each of the employment agreements has an initial term of one year and will automatically renew on its anniversary date for an additional one-year term unless the respective officer’s employment is terminated in accordance with the agreement. On April 12, 2007, Mr.Michini was notified of his termination effective as of June 30, 2007. In accordance with the terms of his employment agreement and other compensation arrangements previously disclosed, upon termination Mr. Michini received severance and one-time termination benefits of $291,900 and a payout of his economic benefits of $20,000. In addition, 40,000 shares of restricted stock that had been previously granted to him were fully vested.

Dr. Patti’s employment agreement provides for base salary, subject to annual increases as approved by the Compensation Committee, and health and insurance benefits. The annual base salary for Dr. Patti is $250,000. His employment agreement also provides for bonus and incentive compensation incentives, including equity awards as established by the Compensation Committee, and a target annual cash incentive bonus of up to 35% of base salary for Dr. Patti.

Under this agreement, Inhibitex, or Dr. Patti, may terminate his employment at any time. If Inhibitex terminates the his employment without cause, or he resigns for good reason, such Dr. Patti will be entitled, subject to execution of a release in the favor of Inhibitex, to receive severance payments representing 12 months of salary and health and insurance benefits. In addition, if within one year after a change in control of Inhibitex (or in contemplation of a change in control that is reasonably likely to occur), the employment of Dr. Patti is involuntarily terminated for any reason other than cause, or he resigns for good reason, Dr. Patti will be entitled, subject to execution of a release in the favor of Inhibitex, to receive severance payments totaling 18 months of salary and health and insurance benefits. In addition, vesting of options to purchase shares of common stock and restricted stock held by Dr. Patti would accelerate upon a change in control.

While employed by Inhibitex and for a period equal to the greater of one year or the severance period, Dr. Patti has agreed to not directly or indirectly in the United States (i) render substantially similar services to any person or entity which competes with it; (ii) solicit for employment any person who was employed by it; or (iii) call on or solicit any of its customers or potential customers with which it has had previous negotiations.

Equity Compensation Plan Information

The following table sets forth, as of February 29, 2008, information about Inhibitex’s equity compensation plans that have been approved by Inhibitex’s stockholders, including restricted stock units and the number of shares of Inhibitex’s common stock exercisable under all outstanding options, the weighted-average exercise price of all outstanding options and the number of shares available for future issuance under Inhibitex’s equity compensation plans.

(a)
	Number		(c)
	of securities to be		Number of securities
	issued from		remaining available for
	restricted stock	(b)	future issuance under
	units and	Weighted-average	equity compensation
	upon exercise of	exercise price of	plans excluding securities
Plan Category	outstanding options	Outstanding options	reflected in column(a)

Equity Compensation Plans Approved by Stockholders	5,735,423	$2.35	1,588,643
Equity Compensation Plans Not Approved by Stockholders	13,972	0.36	n/a

2004 Stock Incentive Plan

The Company adopted, and the stockholders approved, the Company’s 2002 Stock Incentive Plan in February 2002. The Company amended, restated and renamed it as the 2004 Stock Incentive Plan (“the Incentive Plan”) and the stockholders approved it as of February 20, 2004. In May 2005 and September 2007, pursuant to a stockholder vote, the 2004 Plan was further modified by adding 1,500,000 and 2,800,000 equity awards of common stock to the number of reserved awards available for grant, respectively.

The Incentive Plan provides for the grant of equity awards including: incentive stock options (“ISOs”), non-statutory stock options, deferred stock units, restricted stock units, dividend rights, stock appreciation rights, cash payments and other forms of share-based compensation, which may be granted to employees, directors, contractors and consultants. Currently, approximately 32 persons are eligible for awards under the Incentive Plan. The Incentive Plan will terminate upon the earlier of its termination by the Compensation Committee or on December 31, 2017.

Shares Reserved.  Currently, equity awards may be made under the Incentive Plan for the issuance of up to 8,163,223 shares of common stock. As of February 28, 2008, 1,588,643 shares of common stock were reserved for future issuance of equity awards under the Incentive Plan. Further, 4,846,436 stock options to purchase common stock and 902,959 restricted stock awards were outstanding under the Incentive Plan. Equity awards granted under the Company’s Amended and Restated 1998 Equity Ownership Plan and the 2002 Non-Employee Directors Plan that expire, are forfeited or otherwise terminate without being exercised, will become available for re-issuance under the Incentive Plan. When a equity award expires, is settled in cash, or is terminated before it is exercised or shares are not issued or are withheld upon the exercise of a equity award, the shares not acquired, not issued or withheld pursuant to the equity award shall again become available for issuance under the Incentive Plan. Similarly, any shares tendered to pay an exercise price or withheld in satisfaction of tax obligations shall again become available for issuance under the Incentive Plan.

Administration and Exercise Price.  The Compensation Committee administers the Incentive Plan. The Compensation Committee may delegate authority to perform certain functions under the Incentive Plan to the executive officers. Subject to the terms of the Incentive Plan, the Compensation Committee determines: (i) the recipients of equity awards, (ii) the amount and types of equity awards to be granted, (iii) any applicable performance goals and the terms and conditions of such equity awards, (iv) exercise price of option grants, (v) the purchase price for rights to purchase restricted stock, and (vi) the strike price for stock appreciation rights.

Non Employee Directors.  Pursuant to the terms of the Incentive Plan, each person who is elected for the first time to be a non-employee director will be granted an option grant to purchase 20,000 shares of common stock. Subsequently, each non-employee director will automatically be granted an option grant to purchase

7,500 shares of common stock on February 1 of each year (18,000 shares in the case of the Chairman of the Board), provided, however, that each non-employee director who has been a non-employee director for less than 12 months as of February 1 will receive an option grant that has been pro-rated from the date of commencement of service as a non-employee director.

Vesting and Term.  Equity awards granted under the Incentive Plan generally vest over one to four years for employees. Annual stock option grants under the Incentive Plan to non-employee directors vest in their entirety on the first anniversary of the date of grant, and the initial stock option grants to directors upon joining the Board vest over a three year period after the date of grant at the rate of 33% for each completed year of service. The vesting and term of each equity award are set by the Compensation Committee, provided that the term of any equity award cannot exceed ten years from the date of grant.

Transferability.  Subject to certain exceptions, awards under the Incentive Plan may not be transferred other than by will or by the laws of descent and distribution. However, a participant may designate a beneficiary who may exercise the rights associated with the award following the participant’s death. The Compensation Committee, in its discretion, may provide for the transfer of equity awards granted under the Incentive Plan to certain trusts and partnerships for the benefit of or held by immediate family members of the participant.

Effect of a Change in Control.  Upon a change in control, as defined in the Incentive Plan, and under certain circumstances, the vesting of unvested equity awards is subject to acceleration pursuant to a formula based upon the employee’s or a non-employee director’s length of service so that, with respect to an employee or a non-employee director who has been employed by the Company for two years, all such options would vest.

Termination of Service.  An employee or a non-employee director whose service ceases for any reason, other than removal of such for cause, may exercise vested options for 3 months or 12 months, respectively, following their last day of service. In the case of the removal for cause, their options, regardless of their vesting status, shall terminate immediately upon such removal.

COMPENSATION OF DIRECTORS

Non-employee directors receive an annual cash retainer of $25,000. In addition to the foregoing retainer, the chairmen of Inhibitex’s Board of Directors, Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive additional annual cash retainers of $20,000, $7,500, $5,000 and $5,000, respectively. Other non-employee directors who serve on one or more committees of the Board of Directors receive an additional $2,500 for each committee on which they serve. In the event that any committee member participates in more than four meetings of such committee in a year, such committee member, except for the chairman, is entitled to receive $500 for each additional meeting he or she attends.

In order to assist the Company in preserving its cash resources, in May 2006, the then members of the Board of Directors agreed to accept 150% of their annual cash retainers for the two year period ending June 2008 in the form of restricted shares in lieu of their cash retainers. These restricted shares will fully vest on June 30, 2008. Each non-employee director is also eligible to participate in the Incentive Plan, pursuant to which upon his or her election to the Board of Directors, he or she is entitled to an initial option grant to purchase 20,000 shares of common stock, which vests over a three year period. Each director is also entitled to annual option grants to purchase 7,500 shares of common stock; provided that the chairman of the Board of Directors is entitled to an annual option grant to purchase 18,000 shares of common stock, which vest over a one year period. All of the non-employee directors are reimbursed for out-of-pocket expenses incurred in attending board and committee meetings. Dr. McGuigan and Mr. Cerrone relinquished their right to participate in the Incentive Plan pursuant to the merger agreement with FermaVir Pharmaceuticals, Inc. Fees earned in 2007 represent service on Inhibitex’s Transaction Committee or for retainer amounts for directors who commenced serving, as such after the Board determined to pay retainers in the form of restricted shares.

The following table summarizes the compensation received by Inhibitex’s directors during 2007.

DIRECTOR COMPENSATION TABLE

	Fees
	Earned
	or			Non-Equity	Nonqualified
	Paid in	Stock	Option	Incentive Plan	Deferred	All Other
	Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Name	($)(1)	($)(2)(6)	($)(3)(6)	($)	Earnings	($)	($)

M. James Barrett, Ph.D.(4)	3,000	54,701	9,449	—	—	—	67,150
Carl E. Brooks	—	81,168	12,794	—	—	—	93,962
Gabriele M. Cerrone	7,065	—	—	—	—	—	7,065
Robert A. Hamm	10,000	47,210	37,290	—	—	—	94,500
Michael A. Henos	8,000	99,302	22,678	—	—	—	129,980
William D. Johnston, Ph.D.(5)	—	56,249	6,104	—	—	—	62,353
Chris McGuigan, Ph.D.	7,065	—	—	—	—	—	7,065
Russell M. Medford, M.D., Ph.D.	—	47,210	10,376	—	—	—	57,586
Marc L. Preminger, FSA, MAAA	11,000	63,326	9,449	—	—	—	83,775
Louis W. Sullivan, M.D.	—	86,811	14,772	—	—	—	101,583
A. Keith Willard	—	50,955	29,431	—	—	—	80,386

(1)	Fees earned in 2007 represent service on Inhibitex’s Transaction Committee or for retainer amounts for directors who commenced serving, as such after the Board determined to pay retainers in the form of restricted shares.

(2)	The amounts shown in this column represent the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for restricted stock units granted in 2007 and un-vested restricted stock units in prior years in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R), but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in “Note 13, Share-Based Award Plans” a footnote to Inhibitex’s audited financial statements for the fiscal year ended December 31, 2007.

(3)	The amounts shown in this column represent the dollar amounts recognized for share-based compensation expense for financial statement reporting purposes for stock options granted in 2007 and un-vested stock options in prior years in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, or SFAS 123(R), but without giving effect to estimated forfeitures related to service-based vesting conditions. The assumptions used to compute the fair value are disclosed in “Note 13, Share-Based Award Plans”, a footnote to Inhibitex’s audited financial statements for the fiscal year ended December 31, 2007. In 2007, Drs. Barrett, Johnston, Medford and Sullivan and Messrs. Brooks, Hamm, Preminger, and Willard each were granted stock options to purchase 7,500 shares of common stock with a grant date fair value of $6,551, and Mr. Henos was granted stock options to purchase 18,000 shares of common stock with a grant date fair value of $16,367.

(4)	Dr. Barrett’s cash fees are paid directly to New Enterprise Associates.

(5)	In 2007, Dr. Johnston received a grant of 35,377 shares of restricted stock.

(6)	The following table sets forth the aggregate number of shares of common stock underlying equity awards outstanding at December 31, 2007:

	Stock Option	Restricted Stock
Name	Grants	Awards

M. James Barrett, Ph.D.	21,000	60,992
Carl E. Brooks	42,932	—
Gabriele M. Cerrone(7)	39,600	—
Robert A. Hamm	35,000	52,493
Michael A. Henos	54,000	109,986
William D. Johnston, Ph.D.	346,115	—
Chris McGuigan, Ph.D.(7)	39,600	—
Russell M. Medford, M.D., Ph.D.	51,166	52,493
Marc L. Preminger, FSA, MAAA	38,195	70,241
Louis W. Sullivan	38,695	—
A. Keith Willard	35,000	56,742

(7)	Represents options assumed in connection with the FermaVir acquisition.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In contemplation with the merger with Inhibitex, On April 9, 2007, FermaVir amended outstanding stock options to acquire an aggregate 378,000 shares of FermaVir’s common stock held by FermaVir’s directors, except Geoffrey W. Henson, Ph.D. Such stock options became 100% vested as of September 19, 2007 , the date of the closing of the merger with Inhibitex, and the exercise period of such options was modified to provide that the exercise period shall expire upon the earlier of (i) three (3) years following the effective date of the merger and (ii) September 24, 2015; provided that the exercise period with respect to options held by Chris McGuigan, Ph.D. and Gabriele Cerrone were modified to provide that the exercise period shall expire upon the earlier of (i) three (3) years after their service to Inhibitex terminates and (ii) September 24, 2015. Mr. Henson’s outstanding options as of the date of the merger, adjusted for the exchange ratio, were assumed by Inhibitex on identical terms.

REPORT OF THE AUDIT COMMITTEE

The Board has adopted a written charter pursuant to which the Audit Committee performs its oversight responsibilities and duties. The Audit Committee’s primary duties and responsibilities under its charter are to oversee the integrity of the Company’s accounting and financial reporting processes and the audits of the financial statements reported to the public, oversee the Company’s systems of internal controls and compliance with applicable laws and regulations, appoint and monitor the independence, qualifications and performance of the Company’s independent registered public accounting firm and provide an avenue of communication between the Company’s independent registered public accounting firm, management and the Board of Directors. The Audit Committee’s charter is available for review on the Company’s web site. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and therefore rely, without independent verification, on the information provided to them and on the representations made to them by management and the Company’s independent registered public accounting firm.

Management has the primary responsibility for the Company’s financial reporting processes, including developing and overseeing the Company’s system of internal controls, and the preparation of the Company’s financial statements. Under the Section 404 of the Sarbanes-Oxley Act of 2002, management is also responsible for performing an assessment of the Company’s system of internal controls and certifying that it has performed such an assessment and such internal controls are in place and operating effectively. Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm, is responsible for auditing the Company’s annual financial statements in accordance with generally accepted auditing standards and for issuing an opinion on those financial statements.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the Company’s audited financial statements with its management and Ernst & Young. The Audit Committee also discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). This included a discussion of the judgment of Ernst & Young as to the quality and acceptability of the Company’s accounting principles, and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee) and the Audit Committee discussed the independence of Ernst & Young. Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Marc L. Preminger, FSA, MAAA, Chairman
Robert A. Hamm
Russell M. Medford, M.D., Ph.D.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table sets forth the aggregate fees accrued by Inhibitex for audit and other services provided by Ernst & Young for fiscal years 2006 and 2007.

	2006	2007

Audit Fees(1)	$342,500	$470,000
Audit-Related Fees	30,300	—
Tax Fees	—	—
Total	$372,800	$470,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements and review of its quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Inhibitex paid no other fees to Ernst & Young during fiscal year 2006 and fiscal year 2007. The Audit Committee has adopted a pre-approval policy with respect to any fees that may be paid to the Company’s independent registered public accounting firm and, therefore, approves in advance all fees paid to Ernst & Young.

Pursuant to the Company’s pre-approval policy, on an annual basis the Audit Committee specifically reviews and pre-approves the audit services to be performed by the Company’s independent registered public accounting firm, along with the associated fees. Prior to the end of each fiscal year, management provides to the Audit Committee a list of other services that it anticipates requiring of its independent registered public accounting firm in the following year, along with estimates of the costs of these services. The Committee subsequently considers the general pre-approval of these services and their costs. All other services are pre-approved by the Audit Committee in accordance with applicable requirements.

OTHER MATTERS

The Board knows of no matters to be presented at the Annual Meeting other than as described in this Proxy Statement. However, if any other matters properly come before the Annual Meeting or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the discretion of the persons named therein.

Proxy Solicitation

The solicitation of proxies is being conducted by the Company, which will bear the cost of these solicitations. The Company will request brokerage houses, banks and other custodians or nominees holding stock in their names for others to forward proxy materials to their customers or principals who are the beneficial owners of shares and will reimburse them for their expenses in doing so. The Company expects to solicit proxies primarily by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone, by facsimile, or by mail.

Stockholder Proposals for Next Year’s Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for the Company’s next Annual Meeting of Stockholders. For a proposal of a stockholder to be considered for inclusion in next year’s proxy statement, it must be submitted in writing, with the proof of stock ownership in accordance with Rule 14a-8 and received by the Secretary of the Company no later than December 23, 2008.

Under the Company’s By-Laws, if a stockholder wants to submit a proposal for next year’s Annual Meeting of Stockholders under Rule 14a-8, or wants to nominate candidates for election as directors at an Annual Meeting of Stockholders, the stockholder must provide timely notice of his or her intention in writing. To be timely, a stockholder’s notice must be delivered to the Secretary, at the Company’s principal executive offices, not less than 90 days nor more than 120 days prior to the first anniversary of the date of the previous year’s Annual Meeting of Stockholders. However, if no Annual Meeting of Stockholders was held in the previous year or the date of the Annual Meeting of Stockholders has been changed to be more than 30 calendar days from the time of the previous year’s annual meeting, then a proposal shall be received no later than the close of business on the tenth day following the date on which notice of the date of the meeting was mailed or a public announcement was made. Only the Board of Directors or the Nominating and Corporate Governance Committee thereof may nominate candidates for election at a special meeting of the stockholders. The Company’s By-Laws also specify requirements as to the form and content of a stockholder’s notice. The Company will not entertain any proposals or nominations that do not meet these requirements.

Annual Report

The Company’s Annual Report to Stockholders, including the Company’s audited financial statements for the year ended December 31, 2007, is available at the Company’s web site at www.inhibitex.com, or can be mailed upon request with this proxy statement to all stockholders of record as of the close of business on April 7, 2008.

ALL STOCKHOLDERS ARE URGED TO VOTE TELEPHONICALLY OR OVER THE INTERNET, OR COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

Russell H. Plumb
Secretary

PROXY	INHIBITEX, INC.	COMMON STOCK

PROXY SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
June 4, 2008

The undersigned hereby constitutes and appoints RUSSELL H. PLUMB and JOSEPH M. PATTI, and each of them with full power of substitution, attorneys and proxies to represent and to vote all of the shares of common stock, par value $0.001 per share, of INHIBITEX, INC. that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Stockholders of INHIBITEX, INC., to be held at 9:00 a.m. local time on June 4, 2008 at Inhibitex’s corporate headquarters at 9005 Westside Parkway, Atlanta, Georgia 30004, and at any adjournment or postponement thereof, on all matters coming before said meeting:

1.	ELECTION OF DIRECTORS. Nominees: M. James Barrett, Ph.D., Russell M. Medford, M.D., Ph.D., and A. Keith Willard
(Mark only one of the following boxes.)

☐	VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any):	☐	VOTE WITHHELD from all nominees.

2.	In their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

(Continue and sign on other side)

(Continued from other side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS SET FORTH.

The undersigned acknowledges receipt of the accompanying Proxy Statement dated April 16, 2008.

Dated:  , 2008
Signature of Stockholder(s)

(When signing as attorney, trustee, executor, administrator, guardian, corporate officer, etc., please give full title. If there is more than one trustee, all should sign. Joint owners must each sign.) Please date and sign exactly as name appears above.

I plan  ☐     I do not plan  ☐
to attend the Annual Meeting.